Supplement dated March 8, 2004 to Prospectus dated May 1, 2003

THE GUARDIAN INVESTOR INCOME ACCESS

The following information should be read in conjunction with the Prospectus dated May 1, 2003 for The Guardian Investor Income Access variable annuity issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account Q. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

--------------------------------------------------------------------------------

1. Page 1 of the Prospectus is amended by replacing the paragraph entitled "Optional riders" with the following:

Optional riders

You also have the option to purchase three other riders to provide additional benefits. DecadeSM, the living benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant's death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. Please refer to Other contract features.

2. Page 2 of the Prospectus is amended by inserting the following information as the ninth bullet under the section entitled "EXPENSES":

o     Guaranteed minimum income benefit rider expense

      If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

3. Page 4 of the Prospectus is amended by adding the following information to the table describing fees and expenses after the "Annual Contract Fee":

--------------------------------------------------------------------------------
Annual Guaranteed Minimum Income Benefit Rider Fee:
                                                 0.50% of guaranteed income base
--------------------------------------------------------------------------------

+ Please see the Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of "guaranteed income base."


EB-014430-02 (3/04)

4. Page 5 of the Prospectus is amended by deleting the chart entitled "Expense Examples" and replacing it with the following:

                                Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit, Earnings Benefit and Guaranteed Minimum Income Benefit Riders, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

                                  Time Periods

     1 year             3 years             5 years               10 years
--------------------------------------------------------------------------------
    (a) $951           (a) $1,944          (a) $2,727            (a) $5,230
    (b) $786           (b) $1,469          (b) $1,969            (b) $3,860

Chart 2. Chart 2 assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit, Earnings Benefit and Guaranteed Minimum Income Benefit Riders, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

                                  Time Periods

     1 year             3 years             5 years               10 years
--------------------------------------------------------------------------------
    (a) $551           (a) $1,644          (a) $2,727            (a) $5,230
    (b) $386           (b) $1,169          (b) $1,969            (b) $3,860

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

                                  Time Periods

     1 year             3 years             5 years               10 years
--------------------------------------------------------------------------------
    (a) $819           (a) $1,567          (a) $2,128            (a) $3,636
    (b) $654           (b) $1,080          (b) $1,328            (b) $2,599

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

                                  Time Periods

     1 year             3 years             5 years               10 years
--------------------------------------------------------------------------------
    (a) $419           (a) $1,276          (a) $2,128            (a) $3,636
    (b) $254           (b) $  780          (b) $1,328            (b) $2,599


------------
2 PROSPECTUS                                                          SUPPLEMENT
------------

5. Page 7 of the Prospectus is amended by deleting the section entitled "Payments" and replacing it with the following:

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the total initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $500,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000.

6. Page 37 of the Prospectus is amended by adding the following section entitled "Guaranteed Minimum Income Benefit (GMIB) Rider":

Guaranteed Minimum Income Benefit (GMIB) Rider

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.


                                                                    ------------
SUPPLEMENT                                                          PROSPECTUS 3
                                                                    ------------

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant.

The GMIB rider will be issued only on the date that the basic contract is issued. The total initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $500,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1) The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

      (i)   the 85th birthday of the annuitant; or
      (ii) the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2) The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

      (a) is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;
      (b)   is the accumulation value immediately prior to the withdrawal; and
      (c)   is the guaranteed income base immediately prior to the withdrawal.


------------
4 PROSPECTUS                                                          SUPPLEMENT
------------

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

      o Life Income - An election may be made for a fixed income payout for the life of the annuitant.
      o Life Income with a 10 year Period Certain - An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.
      o Joint and 100% Survivor - An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age
            85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

      (i) the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or
      (ii) the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.


                                                                    ------------
SUPPLEMENT                                                          PROSPECTUS 5
                                                                    ------------

The rider terminates on the earliest of the following:

      o     the date the basic contract terminates; or
      o the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or
      o     the 31st day following the date of the annuitant's 85th birthday; or
      o the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or
      o the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state.

7. Page 39 of the Prospectus is amended by adding the following information after the paragraph entitled "Earnings benefit expense":

Guaranteed minimum income benefit charge

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.


------------
6 PROSPECTUS                                                          SUPPLEMENT
------------